SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2004

Med Diversified, Inc.

(Exact name of registrant as specified in its charter)

Nevada	84-1037630
(State of other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 1-15587

100 Brickstone Square, Fifth Floor Andover, MA 01810
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (978) 323-2500

Not Applicable
(Former name or former address, if changed since last report)

Item 1.                    Changes in Control of Registrant.

Not Applicable

Item 2.                    Acquisition or Disposition of Assets.

Not Applicable

Item 3.                    Bankruptcy or Receivership.

Not Applicable

Item 4.                    Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5.                    Other Events and Regulation FD Disclosure.

Not Applicable

Item 6.                    Resignations of Registrant’s Directors.

Not Applicable

Item 7.                    Financial Statements and Exhibits.

(a)           Financial Statements.

Not Applicable

(b)           Pro Forma Financial Information.

Not Applicable

(c)           Exhibits.

Exhibit Number	Description

99.1	Material portions of Monthly Operating Report of Med Diversified, Inc. for the June 2004 reporting period.

99.2	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the June 2004 reporting period.

99.3	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the June 2004 reporting period.

99.4	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the June 2004 reporting period.

99.5	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the June 2004 reporting period.

99.6	Material portions of Monthly Operating Report of Trestle Corporation for the June 2004 reporting period.

99.7	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the June 2004 reporting period.

Item 8.                    Change of Fiscal Year.

Not Applicable

Item 9.                    Regulation FD Disclosure.

On July 29, 2004, Med Diversified, Inc. (the “Company”) filed with United States Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”) its Monthly Operating Report for the June 2004 reporting period (the “Med June Operating Report”).  Exhibit 99.1 to this Current Report on Form 8-K contains material portions of the Med June Operating Report.

On July 29, 2004, Chartwell Diversified Services, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the June 2004 reporting period (the “Chartwell Diversified June Operating Report”).  Exhibit 99.2 to this Current Report on Form 8-K contains material portions of the Chartwell Diversified June Operating Report.

On July 29, 2004, Chartwell Community Services, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the June 2004 reporting period (the “Chartwell Community June Operating Report”).  Exhibit 99.3 to this Current Report on Form 8-K contains material portions of the Chartwell Community June Operating Report.

On July 29, 2004, Chartwell Care Givers, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the June 2004 reporting period (the “Chartwell Care June Operating Report”).  Exhibit 99.4 to this Current Report on Form 8-K contains material portions of the Chartwell Care June Operating Report.

On July 29, 2004, Resource Pharmacy, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the June 2004 reporting period (the “Resource June Operating Report”).

Exhibit 99.5 to this Current Report on Form 8-K contains material portions of the Resource June Operating Report.

On July 29, 2004, Trestle Corporation filed with the Bankruptcy Court its Monthly Operating Report for the June 2004 reporting period (the “Trestle June Operating Report”).  Exhibit 99.6 to this Current Report on Form 8-K contains material portions of the Trestle June Operating Report.

On July 26, 2004, Tender Loving Care Health Care Services, Inc. filed with the Bankruptcy Court the Monthly Operating Report for itself and its subsidiaries for the June 2004 reporting period (the “TLC June Operating Report”).  Exhibit 99.7 to this Current Report on Form 8-K contains material portions of the TLC June Operating Report.

Collectively, the Med June Operating Report, Chartwell Diversified June Operating Report, Resource June Operating Report, Trestle June Operating Report, Chartwell Care June Operating Report, Chartwell Community June Operating Report and TLC June Operating Report are referred to herein as the “Operating Reports.”

The portions of the Operating Reports included as exhibits 99.1 through 99.7 of this Current Report on Form 8-K constitute what the Company believes to be salient elements of each such Operating Report.  Full copies of the Operating Reports with all schedules will be on file in the Office of the Clerk of the United States Bankruptcy Court, 290 Federal Plaza, Central Islip, New York where they can be inspected during usual business hours.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information and are in a format prescribed by the applicable bankruptcy law.  The Operating Reports are not prepared in accordance with generally accepted accounting principles (“GAAP”) and do not accurately reflect the condition of the Company and its subsidiaries on a GAAP basis.  The Operating Reports are not presented on a consolidated basis and therefore do not present the consolidated results of the Company and its subsidiaries.  The Operating Reports may be subject to revision.  The Operating Reports also contain information for periods, which may be shorter or otherwise different from those reports required pursuant to the Exchange Act.

Additionally, readers are cautioned that, as was provided in the Company’s proposed Second Amended Plan of Liquidation, As Modified, and in all prior versions of such Plan, all shares of the Company’s capital stock will be cancelled on the ultimate effective date of its Plan of Liquidation, provided such plan is confirmed without modification.  Holders of the Company’s capital stock will not receive any distribution on account of their cancelled shares.  The Plan of Liquidation contemplates cessation and dissolution of the Company.

Item 10.                 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable

Item 11.                 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable

Item 12.                 Results of Operations and Financial Condition.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC.
(Registrant)

Date: July 30, 2004	By:	/s/ James A. Shanahan
James A. Shanahan
Vice President Finance and Corporate Controller (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Material portions of Monthly Operating Report of Med Diversified, Inc. for the June 2004 reporting period.

99.2	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the June 2004 reporting period.

99.3	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the June 2004 reporting period.

99.4	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the June 2004 reporting period.

99.5	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the June 2004 reporting period.

99.6	Material portions of Monthly Operating Report of Trestle Corporation for the June 2004 reporting period.

99.7	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the June 2004 reporting period.